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                                                                    EXHIBIT 10.9



                               FIRST SUPPLEMENT TO
                       APPENDIX A TO EMPLOYMENT AGREEMENT
                        BETWEEN STEWART ENTERPRISES, INC.
                                       AND
                                MICHAEL K. CRANE

                  BASE SALARY, BONUS COMPENSATION AND BENEFITS

1. Effective February 1, 2002, Employee's title(s) shall be Senior Vice President and President - Central Division, Employee's Base Salary shall be $250,000, and Employee's principal work location shall be the New Orleans, Louisiana metropolitan area.

2. For Fiscal Year 2002 ("FY 2002"), the Employee shall be eligible to receive a Bonus of up to $243,350.

         [Items 2(a) through (c) and 3 are unaffected by this Supplement.]


                                Agreed to and accepted:

                                STEWART ENTERPRISES, INC.


Date: April __, 2002            By:
                                   ---------------------------------------
                                          James W. McFarland
                                    Compensation Committee Chairman


                                EMPLOYEE:


Date: April __, 2002
                                ------------------------------------------
                                            Michael K. Crane